       [H.B. Fuller Logo]                                            Exhibit  99

       Corporate Headquarters                      Contact:   Scott Dvorak
                                                              Investor Relations
       P.O 64683                                              651-236-5150
       St. Paul, Minnesota 55164-0683


NEWS                     For Immediate Release                     June 24, 2003

Note: H.B. Fuller will host a conference call June 25, 2003 at 9:30 a.m. central time (10:30 a.m. eastern time). The call can be heard live over the Internet at H.B. Fuller's website at http://www.hbfuller.com under the section shareholder information or at www.streetevents.com.

               H.B. Fuller Reports Improved Second Quarter Results

ST. PAUL, Minn. - H.B. Fuller Company (NYSE: FUL) today reported net revenue and net income for the second quarter that ended May 31, 2003.

Second quarter net income as reported was $9.8 million or $0.34 per share (diluted). These results include $0.09 per share (diluted) of charges for severance and other costs relating to the restructuring initiative announced in the early part of 2002, as well as $0.03 per share (diluted) to increase reserves for claims associated with an exterior insulation finishing system sold by a subsidiary of the company prior to 1999. Also included in the period is a $0.05 per share (diluted) tax benefit in Europe from the Company's long-term investment in tax planning initiatives. Last year's second quarter net income as reported was $7.9 million or $0.28 per share (diluted), which included $0.14 per share (diluted) of charges for asset impairments, severance and other costs related to the restructuring initiative.

Second quarter net income, excluding special charges related to the restructuring initiative, totaled $12.3 million or $0.43 per share (diluted). Last year's second quarter net income, excluding special charges related to the restructuring initiative, was $12.0 million, or $0.42 per share (diluted).

---------------------------------------------------------------------------------------------------------
                                                                     Net income            EPS (diluted)
                                                                 ----------------------------------------
As reported                                       Q2, 2003          $ 9.8 million              $0.34
                                                  Q2, 2002          $ 7.9 million              $0.28
                                                   Change              23.1%                   21.4%
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                     Net income            EPS (diluted)
                                                                -----------------------------------------
Excluding special items related to the           Q2, 2003         $12.3 million                $0.43
restructuring initiative in 2003 and 2002        Q2, 2002         $12.0 million                $0.42
                                                  Change               2.3%                     2.4%
---------------------------------------------------------------------------------------------------------

Al Stroucken, CEO, said, "Given the continuing competitive business environment, we are very pleased to post an earnings improvement over last year. Despite the challenges, we are achieving strong increases in key growth markets, such as Latin America and Asia / Pacific."

Second Quarter Revenues

Net revenue for the second quarter of 2003 was $324.5 million, a 1.6 percent increase from the second quarter of 2002. Reduced volume and pricing accounted for decreases of 1.9 percent and 1.0 percent respectively, while positive currency effects accounted for a 4.5 percent increase.

Second Quarter Segment Revenue

     - Global Adhesives' net revenue increased 3.2 percent compared to last year.

         .    Volume decreased 1.5 percent.

         .    Prices decreased 1.2 percent.

         .    Currency had a positive impact of 5.9 percent.

     - Full-Valu / Specialty Group's net revenue decreased 2.0 percent compared to last year.

         .    Volume decreased 2.7 percent.

         .    Prices decreased 0.6 percent.

         .    Currency had a positive impact of 1.3 percent.

Six Month Results

For the first six months of 2003, net income as reported was $13.0 million or $0.45 per share (diluted). These results included $0.19 per share (diluted) of charges for severance and other costs relating to the restructuring initiative announced in the early part of 2002. For the same period last year, reported net income was $8.6 million, or $0.30 per share (diluted), which included $0.32 per share (diluted) of charges for asset impairments, severance and other costs relating to the restructuring initiative.

For the first six months of 2003, net income, excluding special charges related to the restructuring initiative, was $18.6 million or $0.65 per share (diluted). For 2002, first six months' net income, excluding charges for asset impairments, severance and other costs relating to the restructuring initiative, was $17.6 million or $0.62 per share (diluted).

-------------------------------------------------------------------------------------------------------
                                                Six Months         Net income           EPS (diluted)
                                                                ---------------------------------------
As reported                                     YTD, 2003         $13.0 million              $0.45
                                                YTD, 2002         $ 8.6 million              $0.30
                                                  Change              51.3%                  50.0%
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                                Six Months         Net income           EPS (diluted)
                                                                ---------------------------------------
Excluding special items related to the          YTD, 2003         $18.6 million              $0.65
restructuring initiative in 2003 and 2002       YTD, 2002         $17.6 million              $0.62
                                                  Change               5.6%                   4.8%
-------------------------------------------------------------------------------------------------------

Net revenue for the first six months of 2003 was $619.1 million, a 1.0 percent increase from the first six months of 2002. Volume and pricing were down 2.0 percent and 0.9 percent respectively and positive currency effects accounted for an increase of 3.9 percent.

                ------------------------------------------------


The information presented above reflects adjustments to `As Reported' results to exclude certain special items related to the Company's restructuring initiative. This adjusted information should not be construed as an alternative to the reported results determined in accordance with accounting principles generally accepted in the United States of America. It is provided solely to assist in an investor's understanding of the impact of the special items on the comparability of the Company's operations. A reconciliation of the Company's results excluding the special items related to the Company's restructuring initiatives and the Company's reported results is provided in the accompanying consolidated income statements.

Safe Harbor for Forward-Looking Statement
Certain statements in this document may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to various risks and uncertainties, including but not limited to the following: political and economic conditions; product demand; competitive products and pricing; costs of and savings from restructuring initiatives; product mix; availability and price of raw materials; the company's relationships with its major customers and suppliers; changes in tax laws and tariffs; devaluations and other foreign exchange rate fluctuations (particularly with respect to the euro, the British pound, the Japanese yen, the Australian dollar, the Argentine peso and the Brazilian real); the effect of new accounting pronouncements and one-time accounting charges and credits, and similar matters. Further information about the various risks and uncertainties can be found in the company's SEC 10-K filing of

February 28, 2003 and 10-Q filing of April 15, 2003. All forward-looking information represents management's best judgment as of this date based on information currently available that in the future may prove to have been inaccurate.

Additionally, the variety of products sold by the company and the regions where the company does business makes it difficult to determine with certainty the increases or decreases in sales resulting from changes in the volume of products sold, currency impact, changes in product mix and selling prices. However, management's best estimates of these changes as well as changes in other factors have been included. References to volume changes include volume and product mix changes, combined.

                ------------------------------------------------

H.B. Fuller Company is a worldwide manufacturer and marketer of adhesives, sealants, coatings, paints and other specialty chemical products, with fiscal 2002 net sales of $1.256 billion. Common stock is traded on the NYSE exchange under the symbol FUL. For more information about the Company, visit their website at: http://www.hbfuller.com.

                               H.B. FULLER COMPANY
                              FINANCIAL INFORMATION
               In thousands, except per share amounts (unaudited)

                                                  13 Weeks     13 Weeks
                                                   Ended         Ended
                                               May 31, 2003  June 1, 2002
                                               ------------  ------------
Net revenue                                    $    324,481  $    319,402
Cost of sales                                      (234,909)     (231,965)
                                               ------------  ------------

Gross profit                                         89,572        87,437


Selling, administrative and other expenses          (73,129)      (71,382)
Interest expense                                     (3,602)       (4,420)
Other income (expense), net                            (614)         (334)
                                               ------------  ------------

Income before income taxes, minority
interests and income from equity
investments                                          12,227        11,301

Income taxes                                         (2,664)       (3,573)

Minority interests in consolidated
income                                                 (292)         (328)

Income from equity investments                          495           535
                                               ------------  ------------

Net Income                                     $      9,766  $      7,935
                                               ============  ============


Basic income per common share                  $       0.35  $       0.28
                                               ============  ============


Diluted income per common share                $       0.34  $       0.28
                                               ============  ============

Weighted-average common shares
outstanding:
     Basic                                           28,223        28,071
     Diluted                                         28,648        28,643

Selected Unaudited Balance Sheet Information (subject to change prior to filing of the Company's Quarterly Report on Form 10-Q)

                                               May 31, 2003      November 30, 2002            June 1, 2002
                                               ------------      -----------------            ------------
Inventory                                      $    155,949      $         143,012            $    149,243
Trade accounts receivable, net                      222,882                212,342                 218,525
Trade accounts payable                              112,374                113,297                 112,286
Total assets                                      1,010,014                961,439                 969,766
Long-term debt                                      168,567                163,125                 175,623

                               H.B. FULLER COMPANY
                              FINANCIAL INFORMATION
               In thousands, except per share amounts (unaudited)

                                                    13 Weeks Ended - May 31, 2003               13 Weeks Ended - June 1, 2002
                                              -----------------------------------------  ------------------------------------------
                                                                            Excluding                                   Excluding
                                              As Reported  Special Items  Special Items  As Reported  Special Items   Special Items
                                              -----------------------------------------  ------------------------------------------
Net revenue                                  $   324,481  $           -  $     324,481  $   319,402  $           -   $     319,402
Cost of sales                                    (234,909)        (1,609)      (233,300)    (231,965)        (3,844)       (228,121)
                                              -----------------------------------------  ------------------------------------------

Gross profit                                       89,572         (1,609)        91,181       87,437         (3,844)         91,281


Selling, administrative and other expenses        (73,129)        (1,581)       (71,548)     (71,382)        (2,778)        (68,604)
Interest expense                                   (3,602)             -         (3,602)      (4,420)             -          (4,420)
Other income (expense), net                          (614)             -           (614)        (334)             -            (334)
                                              -----------------------------------------  ------------------------------------------

Income before income taxes, minority
interests and income from equity investments       12,227         (3,190)        15,417       11,301         (6,622)         17,923

Income taxes                                       (2,664)           683         (3,347)      (3,573)         2,371          (5,944)

Minority interests in consolidated income            (292)             -           (292)        (328)           188            (516)

Income from equity investments                        495              -            495          535              -             535
                                              -----------------------------------------  ------------------------------------------

Net Income                                    $     9,766  $      (2,507) $      12,273  $     7,935  $      (4,063)  $      11,998
                                              =========================================  ==========================================


Basic income (loss) per common share          $      0.35  $       (0.09) $        0.43  $      0.28  $       (0.14)  $        0.43
                                              =========================================  ==========================================

Diluted income (loss) per common share        $      0.34  $       (0.09) $        0.43  $      0.28  $       (0.14)  $        0.42
                                              =========================================  ==========================================

Weighted-average common shares outstanding:
     Basic                                         28,223         28,223         28,223       28,071         28,071          28,071
     Diluted                                       28,648         28,648         28,648       28,643         28,643          28,643

The information presented above reflects adjustments to `As Reported' results to exclude certain special items related to the Company's restructuring initiative. This adjusted information should not be construed as an alternative to the reported results determined in accordance with accounting principles generally accepted in the United States of America. It is provided solely to assist in an investor's understanding of the impact of the special items on the comparability of the Company's operations.

                               H.B. FULLER COMPANY
                              FINANCIAL INFORMATION
               In thousands, except per share amounts (unaudited)

                                                  26 Weeks        26 Weeks
                                                   Ended           Ended
                                                May 31, 2003    June 1, 2002
                                                ------------    ------------
Net revenue                                     $    619,069    $    612,642
Cost of sales                                       (447,349)       (450,027)
                                                ------------    ------------

Gross profit                                         171,720         162,615

Selling, administrative and other expenses          (144,073)       (140,214)
Interest expense                                      (7,367)         (9,136)
Other income (expense), net                           (3,294)         (1,464)
                                                ------------    ------------
Income before income taxes, minority
interests and income from equity investments          16,986          11,801

Income taxes                                          (4,298)         (3,511)

Minority interests in consolidated income               (550)           (607)


Income from equity investments                           874             918
                                                ------------    ------------

Net Income                                      $     13,012    $      8,601
                                                ============    ============


Basic income per common share                   $       0.46    $       0.31
                                                ============    ============

Diluted income per common share                 $       0.45    $       0.30
                                                ============    ============

Weighted-average common shares outstanding:
     Basic                                            28,212          28,038
     Diluted                                          28,654          28,540

                               H.B. FULLER COMPANY
                              FINANCIAL INFORMATION
               In thousands, except per share amounts (unaudited)

                                                     26 Weeks Ended - May 31, 2003              26 Weeks Ended - June 1, 2002
                                               -----------------------------------------  -----------------------------------------
                                                                             Excluding                                  Excluding
                                               As Reported  Special Items  Special Items  As Reported  Special Items  Special Items
                                               -----------------------------------------  -----------------------------------------
Net revenue                                    $   619,069  $           -  $     619,069  $   612,642  $           -  $     612,642
Cost of sales                                     (447,349)        (3,436)      (443,913)    (450,027)       (10,098)      (439,929)
                                               -----------------------------------------  -----------------------------------------

Gross profit                                       171,720         (3,436)       175,156      162,615        (10,098)       172,713


Selling, administrative and other expenses        (144,073)        (4,216)      (139,857)    (140,214)        (4,199)      (136,015)
Interest expense                                    (7,367)             -         (7,367)      (9,136)             -         (9,136)
Other income (expense), net                         (3,294)             -         (3,294)      (1,464)             -         (1,464)
                                               -----------------------------------------  -----------------------------------------

Income before income taxes, minority
interests and income from equity investments        16,986         (7,652)        24,638       11,801        (14,297)        26,098

Income taxes                                        (4,298)         2,092         (6,390)      (3,511)         4,967         (8,478)

Minority interests in consolidated income             (550)             -           (550)        (607)           338           (945)

Income from equity investments                         874              -            874          918              -            918
                                               -----------------------------------------  -----------------------------------------

Net Income                                     $    13,012  $      (5,560) $      18,572  $     8,601  $      (8,992) $      17,593
                                               =========================================  =========================================


Basic income (loss) per common share           $      0.46  $       (0.20) $        0.66  $      0.31  $       (0.32) $        0.63
                                               =========================================  =========================================


Diluted income (loss) per common share         $      0.45  $       (0.19) $        0.65  $      0.30  $       (0.32) $        0.62
                                               =========================================  =========================================

Weighted-average common shares outstanding:
     Basic                                          28,212         28,212         28,212       28,038         28,038         28,038
     Diluted                                        28,654         28,654         28,654       28,540         28,540         28,540

The information presented above reflects adjustments to `As Reported' results to exclude certain special items related to the Company's restructuring initiative. This adjusted information should not be construed as an alternative to the reported results determined in accordance with accounting principles generally accepted in the United States of America. It is provided solely to assist in an investor's understanding of the impact of the special items on the comparability of the Company's operations.